                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): October 6, 2005
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                                LYNCH CORPORATION
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               (Exact Name of Registrant as specified in Charter)

Indiana                              1-106                    38-1799862
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                   File Number)            Identification No.)

140 Greenwich Avenue, 4Th Floor, Greenwich, CT                    06830
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (203) 622-1150
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         (Former name or former address, if changed since last report.)

          Check the  appropriate box below if the Form 8-K filing is intended to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     LOAN AGREEMENT WITH BRANCH BANKING AND TRUST COMPANY.

     On September  29, 2005,  effective  October 6, 2005,  Lynch  Systems,  Inc.
("Lynch   Systems")  a  wholly-owned   subsidiary  of  Lynch   Corporation  (the
"Registrant"),  entered into a loan agreement (the "Loan Agreement") with Branch
Banking  and Trust  Company  ("BB&T"),  which is filed as  Exhibit  10.1 to this
Current Report on Form 8-K. The Loan Agreement  provides for a line of credit in the maximum  principal  amount of $3,500,000.  This line of credit  replaces the working capital  revolving loan that Lynch Systems had with SunTrust Bank, which loan  expired by its terms on  September  30,  2005.  Borrowings  under the Loan
Agreement  bear  interest  at the One Month  LIBOR Rate plus  2.75% and  accrued interest is payable on a monthly  basis,  with the  principal  balance due to be paid on the first  anniversary of the Loan Agreement.  Borrowings under the Loan
Agreement are secured by liens on accounts receivable and inventory.

     The Loan Agreement contains a variety of affirmative and negative covenants of types customary in an asset-based lending facility,  including those relating to reporting  requirements,  maintenance  of records,  properties  and corporate existence,  compliance with laws,  incurrence of other  indebtedness  and liens, restrictions on certain payments and transactions  and  extraordinary  corporate events.  The Loan  Agreement  also  contains  financial  covenants  relating  to maintenance of levels of minimal  tangible net worth, a debt to worth ratio, and restricting the amount of capital expenditures.  In addition, the Loan Agreement provides  that the  following  will  constitute  events of  default  thereunder, subject to certain grace  periods:  (i) payment  defaults;  (ii) failure to meet reporting  requirements;  (iii)  breach  of  other  obligations  under  the Loan
Agreement;  (iv) default with respect to other material indebtedness;  (v) final judgment for a material amount not discharged or stayed;  and (vi) bankruptcy or insolvency.

     Pursuant to a Guaranty  Agreement,  filed as Exhibit  10.2 to this  Current
Report  on  Form  8-K,  the  Registrant  guaranteed  to  BB&T  the  payment  and performance  of the  obligations  of Lynch Systems under the Loan  Agreement and ancillary agreements and instruments.

     EXTENSION AGREEMENT WITH SUNTRUST BANK

     On October 6, 2005,  Lynch Systems  entered into an Extension  Agreement by and among Lynch  Systems,  the  Registrant  and SunTrust Bank  ("SunTrust"),  to
extend until  December 31, 2005 the due date of all  remaining  indebtedness  of
Lynch Systems to SunTrust.  After giving effect to the refinancing  described in the previous paragraph,  such indebtedness aggregated $389,406, which represents the unpaid  principal  balance under the term loan.  The Extension  Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

                NUMBER    EXHIBIT
                 10.1     Loan Agreement, by and among Lynch Corporation,  Lynch
                          Systems and BB&T, dated September 29, 2005,  effective
                          October 6, 2005.

                 10.2     Guaranty  Agreement for Payment and Performance by and
                          between Lynch  Corporation  and BB&T,  dated September
                          29, 2005, effective October 6, 2005.

                 10.3     Extension  Agreement  by and among Lynch  Corporation,
                          Lynch Systems and BB&T, dated October 6, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly caused this Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LYNCH CORPORATION

                                     By: /s/ Eugene Hynes
                                         --------------------------------
                                         Eugene Hynes
                                         Vice President
October 11, 2005